[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         FEBRUARY 29, 2000
WE INVENTED THE MUTUAL FUND(R)

     [graphic omitted]

                               MFS(R) SCIENCE AND
                               TECHNOLOGY FUND

MFS(R) SCIENCE AND TECHNOLOGY FUND
TRUSTEES                                          TREASURER
Richard B. Bailey+ -- Private Investor;           W. Thomas London*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                      ASSISTANT TREASURERS
                                                  Mark E. Bradley*
Marshall N. Cohan+ -- Private Investor            Ellen Moynihan*
                                                  James O. Yost*
Lawrence H. Cohn, M.D.+ -- Chief of Cardiac
Surgery, Brigham and Women's Hospital;            SECRETARY
Professor of Surgery, Harvard Medical School      Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ -- Chief      ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;           James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                  CUSTODIAN
Abby M. O'Neill+ -- Private Investor              State Street Bank and Trust Company

Walter E. Robb, III+ -- President and Treasurer,  INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial     For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting     investment professional or, for an information kit,
Group, Inc. (office services)                     call toll free: 1-800-637-2929 any business day
                                                  from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* -- Senior Executive Vice         message anytime).
President, Director, and Secretary,
MFS Investment Management                         INVESTOR SERVICE
                                                  MFS Service Center, Inc.
Jeffrey L. Shames* -- Chairman and Chief          P.O. Box 2281
Executive Officer, MFS Investment Management      Boston, MA 02107-9906

J. Dale Sherratt+ -- President, Insight           For general information, call toll free:
Resources, Inc. (acquisition planning             1-800-225-2606 any business day from 8 a.m.
specialist)                                       to 8 p.m. Eastern time.

Ward Smith+ -- Former Chairman (until 1994),      For service to speech- or hearing-impaired, call
NACCO Industries (holding company)                toll free: 1-800-637-6576 any business day from
                                                  9 a.m. to 5 p.m. Eastern time. (To use this
INVESTMENT ADVISER                                service, your phone must be equipped with a
Massachusetts Financial Services Company          Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                             For share prices, account balances, exchanges,
                                                  or stock and bond outlooks, call toll free:
DISTRIBUTOR                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
MFS Fund Distributors, Inc.                       touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                             WORLD WIDE WEB
                                                  www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
S. Irfan Ali*

+Independent Trustee
*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,

One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet- delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

[Graphic Omitted]
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

March 15, 2000

--------------
(1)Source: Investment Company Institute.

(2)Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of 59.50% and Class I shares 59.55%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 71.45% return over the same period for the Fund's benchmark, the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 113.56% return for the average science and technology fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

The Fund invests in companies that benefit from scientific and technological advances and improvements. We have concentrated on finding established market leaders that meet the following criteria: high-quality products, strong cash flows, high gross margins, and the ability to sustain strong earnings growth. We aggressively employ MFS Original Research(R) to drive our bottom-up stock-selection process.

Although the Fund performed well in an absolute sense during the period, it did underperform relative to the NASDAQ Composite Index and the Lipper category average. In large measure, this was due to the Fund's underweighting in the smaller-cap, pure Internet plays that performed very well in late 1999. The reason we have declined to invest in many of these companies is the extremely high valuations in much of this sector, which are unprecedented in recent market history. We have seen, for example, companies with revenues of only several million dollars per quarter but with market capitalizations in excess of $7 billion, and we have been concerned about the sustainability of such valuations.

That said, the Fund did benefit over the period from investments in what we perceived as companies with solid fundamentals, especially in the software, hardware, and telecommunications areas. Software vendor Oracle, for example, is a large position that performed very well during the period. And toward the end of the period, the portfolio also benefited from what we believe was a broadening of the market's perception of companies that will benefit from the Internet. There now appears to be an awareness that if the Internet is as tremendous a force as the market thinks it is, it is going to impact a broad range of firms, not just the dot.com companies. Examples of holdings that have benefited from this awareness include Rational Software and Siebel Systems. These are established businesses with substantial revenue streams and high profitability that are seeing a marked acceleration in growth because of Internet opportunities.

Respectfully,

[Graphic Omitted]
/s/ S. Irfan Ali
S. Irfan Ali
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 29, 2000 CLASS A

                                                                       6 Months            1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                          +59.50%           +81.78%         +225.66%         +228.26%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                          --            +81.78%         + 48.22%         + 45.73%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                          --            +73.14%         + 45.84%         + 43.50%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                       6 Months            1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                          +59.55%           +81.84%         +226.09%         +228.37%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                          --            +81.84%         + 48.29%         + 45.75%
-----------------------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 95.0%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.7%
  Advertising - 0.2%
    Young & Rubicam, Inc.                                                    225           $   11,363
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.8%
    Waters Corp.*                                                          1,400           $  137,288
-------------------------------------------------------------------------------------------------------
  Business Machines - 4.2%
    Affiliated Computer Services, Inc., "A"*                               2,430           $   76,545
    Seagate Technology, Inc.*                                              2,190              109,226
    Sun Microsystems, Inc.*                                                1,360              129,540
                                                                                           ----------
                                                                                              315,311
-------------------------------------------------------------------------------------------------------
  Business Services - 8.0%
    Adelphia Business Solutions*                                             100           $    5,138
    Automatic Data Processing Inc.                                         1,400               60,987
    BEA Systems, Inc.*                                                       300               37,969
    BISYS Group, Inc.*                                                     1,100               56,719
    C.H. Robinson Worldwide, Inc.                                            100                5,100
    Computer Sciences Corp.*                                               1,670              131,617
    Concord EFS, Inc.*                                                     1,000               19,562
    DST Systems, Inc.*                                                       750               42,094
    First Data Corp.                                                       2,200               99,000
    Fiserv, Inc.*                                                          2,400               65,400
    Metamor Worldwide, Inc.*                                               1,000               20,500
    Teletech Holdings, Inc.*                                               1,500               56,812
                                                                                           ----------
                                                                                           $  600,898
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Sprint Corp. (PCS Group)*                                              1,860           $   96,255
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Dell Computer Corp.*                                                     900           $   36,732
    PC Connection, Inc.*                                                     100                2,631
                                                                                           ----------
                                                                                           $   39,363
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 7.0%
    America Online, Inc.*                                                    260           $   15,340
    Documentum, Inc.*                                                      1,850              139,559
    Intuit, Inc.*                                                            600               31,500
    Mercury Interactive Corp.*                                               600               57,825
    Microsoft Corp.*                                                       3,120              278,850
                                                                                           ----------
                                                                                           $  523,074
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.5%
    EMC Corp.*                                                               750           $   89,250
    Portal Software, Inc.*                                                 1,100               82,637
    Xpedior, Inc.*                                                           100                1,800
    Yahoo, Inc.*                                                              80               12,775
                                                                                           ----------
                                                                                           $  186,462
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 21.4%
    Ariba, Inc.*                                                             200           $   52,900
    Aspen Technology, Inc.*                                                1,300               58,175
    BMC Software, Inc.*                                                    2,920              134,320
    Cadence Design Systems, Inc.*                                          6,862              136,811
    Computer Associates International, Inc.                                2,530              162,711
    Compuware Corp.*                                                       3,940               87,172
    Liberate Technologies*                                                   100               10,187
    Oracle Corp.*                                                          4,590              340,807
    Range Resources Corp.                                                    120                  233
    Rational Software Corp.*                                               2,760              196,305
    Siebel Systems, Inc.*                                                  1,950              270,441
    VERITAS Software Corp.*                                                  770              152,364
                                                                                           ----------
                                                                                           $1,602,426
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Galileo International, Inc.                                            1,600           $   27,200
-------------------------------------------------------------------------------------------------------
  Electronics - 16.0%
    Altera Corp.*                                                          1,650           $  131,587
    Analog Devices, Inc.*                                                    820              128,740
    Applied Materials, Inc.*                                                 150               27,441
    Atmel Corp.*                                                           4,200              207,900
    Cypress Semiconductor Corp.*                                           1,200               54,750
    Fairchild Semiconductor International Co.*                             1,000               37,750
    Intel Corp.                                                              960              108,480
    LSI Logic Corp.*                                                       3,300              211,406
    National Semiconductor Corp.*                                          1,530              114,941
    Teradyne, Inc.*                                                        2,060              179,220
                                                                                           ----------
                                                                                           $1,202,215
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.9%
    AMFM, Inc.*                                                              115           $    7,058
    CBS Corp.*                                                             1,050               62,541
    Comcast Corp., "A"                                                     1,350               57,375
    Hearst-Argyle Television, Inc.*                                        1,300               27,056
    Infinity Broadcasting Corp., "A"*                                      4,212              134,521
                                                                                           ----------
                                                                                           $  288,551
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    American Home Products Corp.                                           1,050           $   45,675
    Bausch & Lomb, Inc.                                                    1,350               71,212
    Bristol-Myers Squibb Co.                                                 600               34,088
    Pharmacia & Upjohn, Inc.                                               1,360               64,770
                                                                                           ----------
                                                                                           $  215,745
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    American Dental Partners, Inc.*                                          100           $      844
    United Healthcare Corp.                                                  840               42,945
    VISX, Inc.*                                                              700               11,856
                                                                                           ----------
                                                                                           $   55,645
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Baker Hughes, Inc.                                                       400           $   10,350
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                                        650           $   42,372
    Tribune Co.                                                            1,270               49,450
                                                                                           ----------
                                                                                           $   91,822
-------------------------------------------------------------------------------------------------------
  Special Products and Services
    Caliber Learning Network, Inc.*                                          100           $      625
-------------------------------------------------------------------------------------------------------
  Stores - 0.5%
    CVS Corp.                                                              1,050           $   36,750
-------------------------------------------------------------------------------------------------------
  Telecommunications - 16.6%
    ANTEC Corp.*                                                           1,600           $   84,700
    AT&T Corp.*                                                            1,050               54,863
    Cabletron Systems, Inc.*                                               1,000               49,000
    Cisco Systems, Inc.*                                                   1,546              204,362
    Corning, Inc.                                                            940              176,720
    MCI WorldCom, Inc.*                                                    1,396               62,297
    Metromedia Fiber Network, Inc., "A"*                                     700               50,323
    Motorola, Inc.                                                           986              168,113
    NEXTEL Communications, Inc.*                                             700               95,725
    Nortel Networks Corp.                                                    500               55,750
    Qwest Communications International, Inc.*                              1,000               46,375
    Tellabs, Inc.*                                                           300               14,400
    UnitedGlobalCom, Inc.*                                                   500               52,250
    Vignette Corp.*                                                          240               55,320
    Winstar Communications, Inc.*                                            950               73,506
                                                                                           ----------
                                                                                           $1,243,704
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.5%
    U.S. West, Inc.                                                          500           $   36,313
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $6,721,360
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.3%
  Bermuda - 0.9%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                          10           $      286
    Global Crossing Ltd. (Telecommunications)*                             1,400               65,275
                                                                                           ----------
                                                                                           $   65,561
-------------------------------------------------------------------------------------------------------
  France - 1.1%
    Vivendi (Business Services)                                              685           $   80,570
-------------------------------------------------------------------------------------------------------
  Hong Kong
    Asia Electronics Holding Co. (Electronics)*                            1,000           $      437
-------------------------------------------------------------------------------------------------------
  Italy - 1.2%
    Telecom Italia Mobile S.p.A. (Telecommunications)                      6,750           $   92,084
-------------------------------------------------------------------------------------------------------
  Japan - 0.7%
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                               4           $   55,343
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.2%
    Nestle S.A. (Food and Beverage Products)                                   8           $   13,508
-------------------------------------------------------------------------------------------------------
  United Kingdom - 1.2%
    COLT Telecom Group PLC, ADR (Telecommunications)*                        230           $   53,586
    Vodafone AirTouch PLC (Telecommunications)*                            5,896               32,987
                                                                                           ----------
                                                                                           $   86,573
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  394,076
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,288,909)                                                 $7,115,436
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.8%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/01/00, at Amortized Cost               $   210           $  210,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,498,909)                                            $7,325,436
Other Assets, Less Liabilities - 2.2%                                                         166,633
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $7,492,069
-------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,498,909)               $7,325,436
  Cash                                                                   1,858
  Foreign currency, at value (identified cost, $32)                         29
  Receivable for Fund shares sold                                      136,452
  Receivable for investments sold                                       60,806
  Interest and dividends receivable                                        458
  Other assets                                                              36
                                                                    ----------
      Total assets                                                  $7,525,075
                                                                    ----------

Liabilities:
  Payable for investments purchased                                 $   16,995
  Payable to affiliates -
    Shareholder servicing agent fee                                         19
    Administrative fee                                                       3
  Accrued expenses and other liabilities                                15,989
                                                                    ----------
      Total liabilities                                             $   33,006
                                                                    ----------
Net assets                                                          $7,492,069
                                                                    ==========

Net assets consist of:

  Paid-in capital                                                   $4,074,977
  Unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies                    2,826,521
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                      609,257
  Accumulated net investment loss                                      (18,686)
                                                                    ----------
      Total                                                         $7,492,069
                                                                    ==========
Shares of beneficial interest outstanding                              314,848
                                                                    ==========
    Class A shares
      Net asset value, offering price, and redemption price per share
       (net assets of $2,630,079 / 110,565 shares of beneficial interest
        outstanding)                                                    $23.79
                                                                        ======

    Class I shares:
      Net asset value, offering price, and redemption price per share
       (net assets of $4,861,990 / 204,283 shares of beneficial interest
        outstanding)                                                    $23.80
                                                                        ======

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $     3,893
    Interest                                                              2,480
    Foreign t                                                                (5)
                                                                    -----------
      Total investment income                                       $     6,368
                                                                    -----------

  Expenses -
    Management fee                                                  $    19,988
    Shareholder servicing agent fee                                       2,662
    Distribution and service fee (Class A)                                4,590
    Administrative fee                                                      285
    Custodian fee                                                         4,693
    Printing                                                              3,186
    Postage                                                                 418
    Auditing fees                                                        11,932
    Legal fees                                                              483
    Miscellaneous                                                         1,628
                                                                    -----------
      Total expenses                                                $    49,865
    Fees paid indirectly                                                   (233)
    Reduction of expenses by investment adviser and distributor         (24,578)
                                                                    -----------
      Net expenses                                                  $    25,054
                                                                    -----------
        Net investment loss                                         $   (18,686)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                         $   810,834
    Foreign currency transactions                                            10
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $   810,844
                                                                    -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 1,812,446
    Translation of assets and liabilities in foreign currencies             (5)
                                                                    -----------
      Net unrealized gain on investments and foreign
       currency translation                                         $ 1,812,441
                                                                    -----------
      Net realized and unrealized gain on investments and
       foreign currency                                             $ 2,623,285
                                                                    -----------
          Increase in net assets from operations                    $ 2,604,599
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                        FEBRUARY 29, 2000              AUGUST 31, 1999
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $   (18,686)                  $  (31,022)
  Net realized gain on investments and foreign
    currency transactions                                         810,844                      932,149
  Net unrealized gain on investments and foreign
    currency translation                                        1,812,441                      925,293
                                                              -----------                   ----------
      Increase in net assets from operations                  $ 2,604,599                   $1,826,420
                                                              -----------                   ----------

Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)                   $  (365,386)                  $  (42,102)
  From net realized gain on investments and
    foreign currency transactions (Class I)                      (717,472)                     (87,226)
                                                              -----------                   ----------
      Total distributions declared to
       shareholders                                           $(1,082,858)                  $ (129,328)
                                                              -----------                   ----------
Net increase (decrease) in net assets from Fund
 share transactions                                           $ 1,781,934                   $ (349,889)
                                                              -----------                   ----------
      Total increase in net assets                            $ 3,303,675                   $1,347,203

Net assets:
  At beginning of period                                        4,188,394                    2,841,191
                                                              -----------                   ----------

  At end of period (including net investment loss
    of $18,686 and $0, respectively)                          $ 7,492,069                   $4,188,394
                                                              ===========                   ==========


See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                      SIX MONTHS ENDED           ---------------------------------            AUGUST 31,
                                     FEBRUARY 29, 2000                  1999                  1998                 1997*
                                           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $18.34                $11.49                $12.53                $10.00
                                                ------                ------                ------                ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.07)               $(0.08)               $(0.03)               $ 0.84
  Net realized and unrealized gain (loss)
    on investments and foreign currency          10.10                  7.44                 (0.10)                 1.69
                                                ------                ------                ------                ------
      Total from investment operations          $10.03                $ 7.36                $(0.13)               $ 2.53
                                                ------                ------                ------                ------
Less distributions declared to shareholders -
  From net investment income                        --                    --                $(0.91)                   --
  From net realized gain on investments
    and foreign currency transactions            (4.58)                (0.51)                   --                    --
                                                ------                ------                ------                ------
      Total distributions declared to                                                                                 --
        shareholders
                                                $(4.58)               $(0.51)               $(0.91)               $
                                                ------                ------                ------                ------
Net asset value - end of period                 $23.79                $18.34                $11.49                $12.53
                                                ======                ======                ======                ======
Total return                                     59.50%++              65.25%                (0.61)%               14.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.95%+                1.17%                 0.88%                 1.40%+
  Net investment income (loss)                   (0.70)%+              (0.83)%               (0.19)%               10.73%+
Portfolio turnover                                  47%                  104%                   29%                  792%
Net assets at end of period (000 omitted)       $2,630                $1,658                $1,045                  $882

 (S)The investment adviser and the distributor voluntarily waived their fees for the periods indicated. If these fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:

   Net investment income (loss)                 $(0.20)               $(0.20)               $(0.21)               $ 0.73
   Ratios (to average net assets):
     Expenses##                                   2.20%+                2.42%                 2.18%                 2.77%+
     Net investment income (loss)                (1.95)%+              (2.08)%               (1.49)%                9.36%+

 *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                      SIX MONTHS ENDED           ---------------------------------            AUGUST 31,
                                     FEBRUARY 29, 2000                  1999                  1998                 1997*
                                           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                               CLASS b
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $18.34                $11.50                $12.53                $10.00
                                                ------                ------                ------                ------

Income from investment operations# -
  Net investment income (loss)(S)               $(0.07)               $(0.22)               $(0.02)               $ 1.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency          10.11                  7.57                 (0.10)                 1.48
                                                ------                ------                ------                ------
      Total from investment operations          $10.04                $ 7.35                $(0.12)               $ 2.53
                                                ------                ------                ------                ------

Less distributions declared to shareholders -
  From net investment income                    $   --                $   --                $(0.91)               $   --
  From net realized gain on investments
    and foreign currency transactions            (4.58)                (0.51)                   --                    --
                                                ------                ------                ------                ------
      Total distributions declared to
        shareholders                            $(4.58)               $(0.51)               $(0.91)               $   --
                                                ------                ------                ------                ------
Net asset value - end of period                 $23.80                $18.34                $11.50                $12.53
                                                ======                ======                ======                ======

Total return                                     59.55%++              65.25%                (0.61)%               25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.95%+                1.17%                 0.88%                 1.41%+
  Net investment income (loss)                   (0.70)%+              (0.84)%               (0.18)%               13.11%+
Portfolio turnover                                  47%                  104%                   29%                  792%
Net assets at end of period (000 omitted)       $4,862                $2,530                $1,796                $1,637

(S)The investment adviser voluntarily waived its fee for the periods indicated. If this fee had been incurred by the
   Fund, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                  $(0.15)               $(0.41)               $(0.20)               $ 0.98
  Ratios (to average net assets):
    Expenses##                                    1.70%+                1.92%                 1.68%                 2.28%+
    Net investment income (loss)                 (1.45)%+              (1.59)%               (0.98)%               12.24%+

 *For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Science and Technology Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the Fund for the six months ended February 29, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. Distribution and service fees were waived during the six months ended February 29, 2000.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of the Fund during the six months ended February 29, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,812,677 and $2,508,504, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $4,498,909
                                                           ----------
Gross unrealized appreciation                              $3,068,785
Gross unrealized depreciation                                (242,258)
                                                           ----------
    Net unrealized appreciation                            $2,826,527
                                                           ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                       SIX MONTHS ENDED FEBRUARY 29, 2000     YEAR ENDED AUGUST 31, 1999
                                       ----------------------------------     --------------------------
                                                  SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       18,122       $  402,677        25,561       $  413,378
Shares issued to shareholders in
  reinvestment of distributions                   18,434          365,363         2,820           42,099
Shares reacquired                                (16,415)        (320,615)      (28,878)        (449,538)
                                                 -------       ----------       -------       ----------
    Net increase (decrease)                       20,141       $  447,425          (497)      $    5,939
                                                 =======       ==========       =======       ==========


Class I Shares
                                       SIX MONTHS ENDED FEBRUARY 29, 2000     YEAR ENDED AUGUST 31, 1999
                                       ----------------------------------     --------------------------
                                                  SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                       48,513     $ $1,020,896        60,749       $  953,785
Shares issued to shareholders in
  reinvestment of distributions                   36,180          717,449         5,842           87,223
Shares reacquired                                (18,393)        (403,836)      (84,872)      (1,396,836)
                                                 -------       ----------       -------       ----------
    Net increase (decrease)                       66,300       $1,334,509       (18,281)      $ (355,828)
                                                 =======       ==========       =======       ==========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $21. The Fund had no borrowings during the period.

                 --------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) SCIENCE AND TECHNOLOGY FUND

[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                  INC-3 4/00 1M